Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kforce Inc. (“Kforce”) on Form 10-Q for the quarterly period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, David L. Dunkel, Chief Executive Officer of Kforce, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kforce.

Date: April 30, 2008

/s/ David L. Dunkel
David L. Dunkel,
Chief Executive Officer
(Principal Executive Officer)

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